POWERSHARES ACTIVELY MANAGED
EXCHANGE-TRADED FUND TRUST

SUPPLEMENT DATED JANUARY 16, 2009 TO THE STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 1, 2008 OF:

PowerShares Active AlphaQ Fund
PowerShares Active Alpha Multi-Cap Fund
PowerShares Active Mega Cap Fund
PowerShares Active Low Duration Fund

Effective January 14, 2009, Brendan D. Gau and Scot Johnson are no longer responsible for the day-to-day management of the PowerShares Active Low Duration Fund (the "Fund"). Therefore, all references relating to Brendan D. Gau and Scot Johnson are hereby removed.

The second paragraph of the section titled "Management—Portfolio Managers" is hereby removed and replaced with the following:

As of December 31, 2008, Mr. Schneider managed no other registered investment companies, two pooled investment vehicles with a total of approximately $503.0 million in assets and eight other accounts with a total of approximately $337.0 million in assets.

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The third paragraph of the section titled "Management—Portfolio Managers" is hereby removed and replaced with the following:

As of December 31, 2008, Mr. Case managed no other registered investment companies, three pooled investment vehicles with a total of approximately $678.0 million in assets and thirteen other accounts with a total of approximately $320.0 million in assets.

Please Retain This Supplement For Future Reference.